STATEMENT OF ADDITIONAL INFORMATION
                                October 27, 2000
                           as amended August 1, 2001

                               RCB SMALL CAP FUND
                                   series of
                       PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Ste. 1700
                             Los Angeles, CA 90025
                                 (800) 282-2340


This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 27, 2000, as may
be revised, of RCB Small Cap Fund (the "Fund").   Reed, Conner & Birdwell, LLC
(the "Advisor") is the investment adviser to the Fund. Copies of the Fund's Prospectus is available by calling the number listed above.


                               TABLE OF CONTENTS

The Trust ................................................... B-2
Investment Objective and Policies ........................... B-2
Investment Restrictions ..................................... B-8
Distributions and Tax Information ........................... B-9
Trustees and Executive Officers ............................. B-12
The Fund's Investment Advisor ............................... B-13
The Fund's Administrator .................................... B-14
The Fund's Distributor ...................................... B-15
Execution of Portfolio Transactions ......................... B-15
Portfolio Turnover........................................... B-17
Additional Purchase and Redemption Information .............. B-18
Determination of Share Price ................................ B-21
Performance Information ..................................... B-22
General Information ......................................... B-23
Financial Statements ........................................ B-24
Appendix .................................................... B-25

                                   THE TRUST

Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund is a mutual fund with the investment objective of seeking capital appreciation through investment in smaller capitalization companies. The Fund is diversified (see fundamental investment restriction 1 under "Investment Restrictions"). Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

The following information supplements the discussion of the Fund's investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund's objective will be attained.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.
Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Investment Company Securities

The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include invest in money market mutual funds in connection with management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such
investments.   These securities might be adversely affected if qualified
institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

When-Issued Securities

The Fund is authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Foreign Investments

The Fund may invest in securities of foreign issuers, including American Depositary Receipts. The Fund may invest up to 35% of its assets in such securities.

American Depositary Receipts.  The Fund may invest in  securities  of foreign
issuers in the form of American  Depositary  Receipts ("ADRs").   ADRs are
typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Risks of Foreign Securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information
regarding an issuer's financial condition and operations.    The euro
conversion, that will take place over a several-year period, could have potential adverse effects on the Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Fund's
operations.   In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

Options on Securities

The Fund may engage in certain purchases and sales of options on securities.
The Fund may write (i.e., sell) call options ("calls") on equity securities if the calls are "covered" throughout the life of the option. A call is "covered" if the Fund owns the optioned securities. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may purchase a call on securities to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

The Fund also may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When the Fund writes a put, it will segregate liquid assets at all times during the option period equal in value to the exercise price of the put.

The Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

The Fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the Fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund. Until the underlying securities are released from escrow, they cannot be sold by the Fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                            INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Purchase real estate, commodities or commodity contracts (As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

7.   Invest in any issuer for purposes of exercising control or management

8. Invest in securities of other investment companies except as permitted under the Investment Company Act of 1940.

9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

10. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                       DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations may be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by the Fund's management, and counsel to the Fund has expressed no opinion in respect thereof.

                        TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Steven J. Paggioli,* 04/03/50  President and Trustee

915 Broadway, New York, New York 10010. Executive Vice President, Investment Company Administration, LLC ("ICA") (mutual fund administrator and the Fund's administrator); Vice President and Secretary, First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor); Vice President, Advisors Series Trust; Trustee, Managers Funds.

Dorothy A. Berry,   08/12/43 Chairman and Trustee

4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook  09/10/39  Trustee

4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel   05/23 /38  Trustee

4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington   06/01/44   Trustee

4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Robert M. Slotky*       6/17/47    Treasurer

2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, ICA since May 1997; former instructor of accounting at California State University-Northridge (1997); Chief Financial Officer, Wanger Asset Management L.P. and Treasurer of Acorn Investment Trust (1992-1996).

Robin Berger*      11/17/56   Secretary

915 Broadway, New York, New York 10010. Vice President, The Wadsworth Group since June, 1993.

Robert H. Wadsworth*    01/25/40   Vice President

4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018.  President,  Robert
H. Wadsworth & Associates, Inc., ICA and FFD; Vice President, Advisors Series Trust; President and Trustee, Trust for Investment Managers; Director, Germany Fund, Inc., New Germany Fund, Inc., Central European Equity Fund, Inc. and Deutsche Funds, Inc.


*Indicates an "interested person" of the Trust as defined in the 1940 Act.

Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested Trustees receive an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee from the portfolios of the Trust.

Name of Trustee          Total Annual Compensation

Dorothy A. Berry         $25,000
Wallace L. Cook          $20,000
Carl A. Froebel          $20,000
Rowley W.P. Redington    $20,000

For the fiscal year ended June 30, 2000, trustees fees and expenses in the amount of $3,798 were allocated to the Fund. As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the Fund's outstanding shares.

                         THE FUND'S INVESTMENT ADVISOR

Investment advisory services are provided to the Fund by Reed, Conner & Birdwell, LLC, the Advisor, pursuant to an Investment Advisory Agreement. The use of the name "RCB" by the Fund is pursuant to a license granted by the Advisor, and in the event the Investment Advisory Agreement with the Fund is terminated, the Advisor has reserved the right to require the Fund to remove any references to the name "RCB," "Reed, Conner & Birdwell, LLC" or other name derived from RCB.

The Advisor is a subsidiary City National Corporation, a Delaware corporation. City National Corporation, a banking and financial services organization, is located at City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

After its initial two year term, the Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

For the fiscal year ended June 30, 2000, the Fund accrued advisory fees of $33,384, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $45,525 in expenses. For the period September 30, 1998 through June 30, 1999, the Fund accrued advisory fees of $9,180, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Fund an additional $59,145 in expenses.

                            THE FUND'S ADMINISTRATOR

Investment Company Administration, LLC (the "Administrator") acts as administrator for the Fund. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. FMFS provides one or more of its core administration, transfer agency, fund accounting, distribution and custodial services to over 250 mutual fund complexes comprised of 800 fund
portfolios with an aggregate market value of approximately $130 billion.   The
Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund
and the Administrator.    For its services, the Administrator receives a monthly
fee from each Fund at the following annual rate:

Average net assets                      Fee or fee rate

Less than $15,000,000                   $30,000
$15 million to $50 million              0.20%
$50 million to $100 million             0.15%
$100 million to $150 million            0.10%
Over $150 million                       0.05%


For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the Administrator received fees from the Fund of $30,000 and $22,356, respectively.

                             THE FUND'S DISTRIBUTOR

First Fund Distributors, Inc., (the "Distributor"), a corporation owned by Messrs. Wadsworth, Paggioli and Banhazl, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial two year term, the Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

For the fiscal year ended June 30, 2000, aggregate sales commissions received by the Distributor with respect to the Fund was $6,735, of which $542 was paid to unaffiliated dealers. For the period September 30, 1998 through June 30, 1999, aggregate sales commissions received by the Distributor with respect to the Fund was $11,168, of which $10,402 was paid to unaffiliated dealers.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity.

For the fiscal year ended June 30, 2000, the Fund paid $9,819 under the Plan, of which $3,220 was paid for reimbursement of advertising and marketing expenses, $2,651 was for reimbursement of printing, postage and office expenses, $2,632 was paid out as selling compensation to dealers, and $1,316 was for reimbursement of travel and entertainment expenses.
EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and selects the broker-dealers to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to the Advisor that the Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Agreements with the Fund, to be useful in varying degrees, but not necessarily capable of definite valuation.

The Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund. Products, services and informational items may be provided directly to the Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Advisor allocates the research portion payable by the broker based on usage. For instance, the Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Advisor allocates the administrative portion of the expenses to be paid directly the Advisor and the research portion to be paid by brokers who execute security transaction for the Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Advisor, a conflict of interest may exist in its calculation.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.
For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the Fund paid $13,062 and $9,365, respectively, in brokerage commissions.

                               PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." The Fund's portfolio turnover rate for the fiscal year ended June 30, 200 and the period September 30, 1998 through June 30, 1999 was 59.76% and 35.70%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined public offering price after receipt of the order by such agent before the Portfolio's daily cutoff time. Orders received after that time will be purchased at the next-determined public offering price.

Reduced Sales Charges

The reduced sales charges, as noted in the Prospectus, apply to quantity purchases made at one time by a "person," which means (i) an individual, (ii) members of a family (i.e., an individual, spouse and children under age 21), or
(iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. In addition, purchases of shares made during a thirteen-month period pursuant to a written Letter of Intent are eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount being purchased and the value, at offering price, of shares owned at the time of investment.

Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

The public offering price of Fund shares is the net asset value, plus the applicable sales charge. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE and forwarded promptly to the Transfer Agent to receive that day's public offering price.

If you are considering redeeming, exchanging or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem or exchange by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares.

Dealer Commissions

The Distributor pays a portion of the sales charges imposed on purchases of Fund shares to retail dealers, as follows:

                                       Dealer Commission
                                       as a % of
Your investment                        offering price

Less than $50,000                            3.25%
$50,000 but less than $100,000               2.75
$100,000 but less than $200,000              2.25
$200,000 but less than $300,000              1.75
$300,000 but less than $400,000              1.25
$400,000 but less than $500,000              0.27
$500,000 or more                             None

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative.


Selling shares through your investment representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of redemption proceeds

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of Fund shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Telephone redemptions

Shareholders must have selected telephone transaction privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the NYSE closes at a different time or the Board of Trustees decides it is necessary.

In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on Nasdaqcare valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on Nasdaq on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                            PERFORMANCE INFORMATION

From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                n
          P(1+T)  =  ERV

Where:  P  =  a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
        T  =  average annual total return
        n  =  number of years
        ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

The Fund's average annual total return for the period from inception of operations (September 30, 1998) through the fiscal year ended June 30, 2000 was 30.31%. The Fund's total return for the fiscal year ended June 30, 2000 was -0.35%.

All return figures include the maximum sales charge of 3.50%. Certain fees and expenses of the Fund have been reimbursed during these periods. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

                              GENERAL INFORMATION

Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

Firstar Institutional Custody Services, located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Fund.

American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788, acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Fund.

Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

On September 29, 2000, the following persons owned of record more that 5% of the
Fund's outstanding voting securities.   An asterisk (*) denotes an account
affiliated with the Fund's investment advisor, officers or trustees:

Donaldson, Lufkin & Jenrette Securities Corp Mutual Fund Dept., Jersey City, NJ 07303 - 7.18%

Reed, Conner & Birdwell Money Purchase Plan*, Los Angeles, CA 90025 - 9.78%

The Winner Living Trust*, Manhattan Beach, CA 90266 - 9.87%

Timothy J. Rohner, Carlsbad, CA 92009 -11.64%

John P. Smith Ira, Yonkers, NY 10710 - 9.12%

Robert Saffer, Brooklyn, NY 11215 - 7.57%

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express

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disclaimer of shareholder liability for acts or obligations of the Trust.  The
Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund themselves are unable to meet their obligations.

The Boards of the Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

The Fund's annual report to shareholders for its fiscal year ended June 30, 2000 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.



                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                                       B-24
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Standard & Poor's Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                       B-25